DEBTOR:   BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                                                ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 30, 1999

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                       Document    Previously    Explanation
      Required attachments                             Attached     Submitted     Attached
      1.  Tax Receipts                                    ( )          ( )           (X)

      2.  Bank Statements                                 (X)          ( )           ( )

      3.  Most recently filed                             ( )          (X)           ( )
          Income Tax Return

      4.  Most recent Annual Financial                    ( )          (X)           ( )
          Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

NOTE: THE COMPANY WAS GRANTED PERMISSION FROM HUGH WARD, U.S. TRUSTEES OFFICE, TO FILE THE APRIL 30, 1999 MONTHLY OPERATING REPORT AFTER THE MAY 20, 1999 DEADLINE BECAUSE OF TEMPORARY COMPUTER SYSTEM DELAYS.

RESPONSIBLE PARTY:
                                                         Vice President Finance
/s/ Barry Bilmes                                          and Administration
-----------------------------------------------          --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

    Barry Bilmes                                               5/20/99
-----------------------------------------------          --------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:


-----------------------------------------------          --------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE


-----------------------------------------------          --------------------
PRINTED NAME OF PREPARER                                        DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                                      SECOND QUARTER

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
ASSETS - SEE EXHIBIT 1                                  MONTH                 MONTH                MONTH
                                                  --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
1. CASH
----------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------
3. INVENTORY
----------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------
9. LESS ACCUMULATED
    DEPRECIATION/DEPLETION
----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
      EQUIPMENT
----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
     LIABILITIES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFECIT)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
     OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-3

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                                         SECOND QUARTER

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
REVENUES - SEE EXHIBIT 2                                  MONTH                  MONTH                MONTH
----------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES
----------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
3.  NET REVENUE
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
----------------------------------------------------------------------------------------------------------------
5.  ADD:  PURCHASES
----------------------------------------------------------------------------------------------------------------
6.  LESS:  ENDING INVENTORY
----------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
----------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
----------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
----------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
----------------------------------------------------------------------------------------------------------------
13. INSURANCE
----------------------------------------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
----------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
18. OPERATING INCOME
----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
----------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
28. INCOME TAX
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4

                                                                                   BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                                       ACCOUNT NO.:
                                                                                   ACCOUNT TYPE:
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                   MONTH                 MONTH                MONTH
DISBURSEMENTS - SEE EXHIBIT 3                                   -------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH
-----------------------------------------------------------------------------------------------------------------------
                                                         RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
2.  CASH SALES
-----------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
4.  SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                CURRENT MONTH DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
     CHECK
    NUMBER            DATE                             PAYEE                             PURPOSE              AMOUNT
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   TOTAL DISBURSEMENTS FROM BANK ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                   END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5

      CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4 0 -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                    30 days old
-----------------------------------------------------------------------------------------------------------------------
                    31 - 60 days old
-----------------------------------------------------------------------------------------------------------------------
                    61 - 90 days old
-----------------------------------------------------------------------------------------------------------------------
                    91+ days old
-----------------------------------------------------------------------------------------------------------------------
                    TOTAL ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------
                    AMOUNTS CONSIDERED UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------------
                    ACCOUNTS RECEIVABLE (NET)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                           0-30          31-60          61-90             91+
                                           DAYS          DAYS           DAYS              DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                        BEGINNING          WITHHELD                         ENDING
                                          TAX               AND/ OR         AMOUNT            TAX           DELINQUENT
                                        LIABILITY*          ACCRUED          PAID           LIABILITY         TAXES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
WITHHOLDING**
-----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
-----------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
-----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
WITHHOLDING
-----------------------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------------------
EXCISE
-----------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------
REAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL TAXES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------
------------------------------------------
                                             MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7
                                               ACCOUNT #1         ACCOUNT #2         ACCOUNT #3
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
A.  BANK:
                                             ------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                    TOTAL
                                             ------------------------------------------------------
C.  PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
----------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
----------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
----------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
----------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

------------------------------------------
------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF            PURCHASE         CURRENT
BANK ACCOUNT NAME & NUMBER                        PURCHASE        INSTRUMENT            PRICE           VALUE
----------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

------------------------------------------
------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS - SEE EXHIBIT 8                                                   CUMULATIVE
                                                                                         TYPE OF           AMOUNT            UNPAID
             NAME                                                 POSITION               PAYMENT            PAID            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS - SEE EXHIBIT 9
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                          TYPE                  DATE OF COURT
                                           OF                 ORDER AUTHORIZING           AMOUNT           AMOUNT         TOTAL PAID
             NAME                     PROFESSIONAL                 PAYMENT               APPROVED           PAID           TO DATE
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULED              AMOUNTS
                                                                   MONTHLY                 PAID                      TOTAL
                                                                  PAYMENTS                DURING                    UNPAID
NAME OF CREDITOR                                                     DUE                  MONTH                  POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------


                                        THE DEBTOR MADE NO ADEQUATE PROTECTION

                                               PAYMENTS IN APRIL 1999.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
                                                                                                             YES          NO
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                  X (a)
--------------------------------------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                               X
--------------------------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 X
--------------------------------------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                           X (b)
--------------------------------------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X (c)
--------------------------------------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X
--------------------------------------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
--------------------------------------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X
--------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X (d)
--------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debter sold certain assets, consisting prinicpally of inventory,
-------------------------------------------------------------------------------
    accounts receivable and certain fixed assets to The Proctor and
-------------------------------------------------------------------------------
    Gamble Company in accordance with "The Asset Purchase Agreement"
-------------------------------------------------------------------------------
    previously approved and filed with the Court.
-------------------------------------------------------------------------------
(b) The Debtors are authorized to pay certain pre-petition liabilities
-------------------------------------------------------------------------------
    under "First Day" Orders. Only pre-petition payments so authorized
-------------------------------------------------------------------------------
    have been made and reported in accordance with such orders.
-------------------------------------------------------------------------------
(c) Loans received in accordance with Debtor-In-Possession Financing
-------------------------------------------------------------------------------
    Agreement. Approved by the Court.
-------------------------------------------------------------------------------
(d) Various de minimus pre-petition business license and franchise fees paid.
-------------------------------------------------------------------------------
    Such license and franchise fees were necessary to continue to conduct
-------------------------------------------------------------------------------
    business in certain jurisdictions
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
INSURANCE                                                                           YES          NO
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
------------------------------------------------------------------------------------------------------
 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
------------------------------------------------------------------------------------------------------
 3. PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                     INSURANCE POLICIES - SEE EXHIBIT 10
               TYPE OF                                                                                        PAYMENT AMOUNT
                POLICY                             CARRIER                       PERIOD COVERED                 & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-9

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                    PERSONNEL
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                                  FULL/PART TIME
-------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                                                    215
-------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                                           1
-------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                                         22
-------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                                               194
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                   CHANGE OF ADDRESS

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:
               ---------------------------

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     Consolidated Balance Sheet - Unaudited
                              As of April 30, 1999
                                    ($000's)

Current Assets:
     Petty cash                                                                     $       1
     Cash in bank                                                                       4,514
     Accounts receivable                                                                1,827
     Inventories                                                                        1,347
     Prepaid expenses and other assets                                                    115
                                                                                    ---------
     Current assets                                                                     7,804

Plant and Equipment, net                                                                4,000

Other Assets:
     Debt acquisition costs                                                             1,096
     Prepaid promotional expenses                                                           -
     Other assets                                                                         287
                                                                                    ---------
     Total assets                                                                   $  13,187
                                                                                    ---------
                                                                                    ---------

Current Liabilities:
     Accounts payable (post-petition)                                               $     973
     Accrued expenses (post-petition)                                                   1,940
     Term loan note                                                                         -
     Revolving loan                                                                         -
                                                                                    ---------
     Current liabilities                                                                2,913

Long Term Liabilities:
     Long-term debt (pre-petition)                                                     12,319

Liabilities Subject to Compromise:
     Current maturities of long term debt and capital lease (pre-petition)                  9
     Accounts payable (pre-petition)                                                    5,893
     Accrued expenses (pre-petition)                                                    1,546
     Accrued loss on future purchase commitments (pre-petition)                             -
     Allowance for operating losses of discontinued segment (pre-petition)              1,828
                                                                                    ---------
     Liabilities subject to compromise                                                  9,276

Minority interests                                                                         50

Shareholders' Equity:
     Common stock                                                                           1
     Additional paid-in capital                                                       151,693
     Accumulated deficit in earnings                                                 (162,615)
     Treasury stock                                                                      (450)
                                                                                    ---------
     Total Shareholders' Equity                                                       (11,371)

                                                                                    ---------
     Total Liabilities and Shareholders' Equity                                     $  13,187
                                                                                    ---------
                                                                                    ---------

                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    Consolidated Income Statement - Unaudited
                       For the Month Ended April 30, 1999
                                    ($000's)

Sales                                        $ 3,793
Cost of goods sold                             1,936
                                             -------
Gross profit                                   1,857

Operating expenses
     Customer                                    882
     Sales                                       208
     Distribution                                424
     Marketing                                    87
     General administrative                      572
     MIS administrative                          119
                                             -------
     Total operating expenses                  2,292

Operating income (loss)                         (435)

(Gain) loss on sale of assets                 (4,931)
Interest expense                                 162
(Gain) loss on purchase commitments             (155)
Other (income) expense                            (3)

                                             -------
Net income (loss)                            $ 4,492
                                             -------
                                             -------


                                   Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  Post-Petition Cash Receipts and Disbursements
                       For the month ended April 30, 1999
                                    ($000's)

                                                      ---------
                                                      ---------
                                                       3/27/99
                                                       4/30/99
                                                      ---------
                                                      ---------
RECEIPTS:
     Lockbox                                           $  4,639
     Credit Card                                              1
     Other(a)                                            18,977
                                                      ---------
                                                         23,617
DISBURSEMENTS:
     Green Coffee                                           902
     Packaging & Flavoring                                  221
     Payroll & Benefits                                     740
     Plant Overhead                                         161
     Customer Expenses                                      173
     Distribution Costs                                     242
     Sales Costs                                             33
     Marketing                                               10
     Management Info. Systems                                39
     Administrative                                         184
     Professional Fees                                      166
     Interest Expense & Bank Fees                           279
     Slotting Fees                                            4
     Capital Expenditures                                    62
     Other(a)                                            15,630
                                                      ---------
         Total Disbursements                             18,846

Net Cash Flow Prior to Goldman Activity                   4,771
     Cash to Goldman                                    (19,897)
     Cash from Goldman                                   19,534
                                                      ---------
Net Cash Flow                                             4,408
Beginning Cash                                             (157)
                                                      ---------
     Ending Cash Before Float                             4,251
     Outstanding Check Float                                478
                                                      ---------
Cash Ledger Balance per Bank                           $  4,729
                                                      ---------
                                                      ---------

GOLDMAN DIP:
Beginning Balance                                      $    363
Drawdowns                                                19,534
Paybacks                                                (19,897)
                                                      ---------
   Ending Balance                                      $      -
                                                      ---------
                                                      ---------

     (a)--Includes proceeds from the sale of certain assets to The Proctor & Gamble Company of $18,754.


                                   Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                              AS OF APRIL 30, 1999
                                    ($000'S)

                        Past Due
            ----------------------------------                          Allowance for           Net
  0 - 30    30 - 60      60 - 90     Over 90      Total Accounts       Returns and Bad       Accounts
  Days(a)     Days        Days         (a)          Receivable              Debts            Receivable
  -------     ----        ----         ---          ----------              -----            ----------
 $ 1,827     $ -           $ -          $ -          $ 1,827                 $ -              $ 1,827

     Note:(a)--The receivable consists primarily of monies held in escrow related to the sale of certain assets to The Proctor and Gamble Company


















                                    Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            Aging of Accounts Payable
                              As of April 30, 1999
                                    ($ 000's)

                                                                   Total
                                                                  Accounts
 0-30 Days       31-60 Days       61-90 Days     91+ Days(b)       Payable
 ---------       ----------       ----------     -----------       -------
  $ 187             $ 41             $ 38           $ 414          $ 680 (a)

 Outstanding Checks, Chase Account No. 312-7934031-66                291

 Outstanding Checks, FUNB Account No. 2079900003505                    2

                                                                   -----
 Total Accounts Payable                                            $ 973
                                                                   -----
                                                                   -----

 NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.
(b)  Amounts over 90 consist primarily of 20% holdback on professional fees.











                                   Exhibit 5

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS

                              As of April 30, 1999
                                    ($000's)

                                                    AMOUNT
                                   BEGINNING       WITHHELD OR     AMOUNT        ENDING TAX    DELINQUENT
                                 TAX LIABILITY      ACCRUED         PAID          LIABILITY       TAXES
FEDERAL
Withholding (a)                     $   72.9        $  32.0        $  72.9        $   32.0        $ -
Unemployment (a)                         0.7            0.1            0.7             0.1          -
                                 ------------------------------------------------------------------------

     TOTAL FEDERAL                      73.6           32.1           73.6            32.1          -

STATE
Withholding (a)                          2.9            2.1            2.9             2.1          -
Unemployment (a)                         1.6            0.8            1.6             0.8          -
Income                                   2.8            -              -               2.8          -
Property                               173.0           29.7            4.9           197.8          -
Sales                                   75.3            5.0            2.6            77.7          -
Franchise (b)                          116.2           12.0            -             128.2          -
                                 ------------------------------------------------------------------------

     TOTAL STATE AND LOCAL             371.8           49.6           12.0           409.4          -

                                 ------------------------------------------------------------------------
     TOTAL TAXES                    $  445.4        $  81.7        $  85.6        $  441.5        $ -
                                 ------------------------------------------------------------------------
                                 ------------------------------------------------------------------------

NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                   Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               Bank Reconciliation
                              As of April 30, 1999
                                    ($000's)

                                            ACCOUNT #1    ACCOUNT #2   ACCOUNT # 3      ACCOUNT #4     ACCOUNT #5
                                          ---------------------------------------------------------------------------
A.  BANK:                                      FUNB         CHASE         CHASE            FUNB           FUNB
                                          ---------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                       2000000482626               312-7934031-66  2079900003505   2155300194336
                                          ---------------------------------------------------------------------------
C.  PURPOSE (TYPE):                         DEPOSITORY    DEPOSITORY     CHECKING        CHECKING        PAYROLL
---------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                $ 323.7       $ 78.5      $ 4,257.7          $ 82.4         $ 13.1
---------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED           (300.0)         0.0            0.0             0.0          300.0
---------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0          0.0         (290.7)           (2.4)        (256.9)
---------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                       0.0         (6.1)           2.9             0.0            0.0
---------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                $ 23.7       $ 72.4      $ 3,969.9          $ 80.0         $ 56.2
---------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                            96152           88744           9674
---------------------------------------------------------------------------------------------------------------------








                                            ACCOUNT #6          ACCOUNT #7      ACCOUNT #8    ACCOUNT #9   ACCOUNT #10
                                          --------------------------------------------------------------------------------
A.  BANK:                                      FUNB                FUNB            FUNB      WELLS FARGO   WELLS FARGO
                                          --------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                        2090000011463      2090000011450   2090000802410   337788970    4595852287      TOTAL
                                          --------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                         DEPOSITORY          DEPOSITORY       CHECKING      CHECKING      PAYROLL
-----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                   $ 9.3              $ 5.4           $ 3.5         $ 1.0        $ 1.0      $4,775.6
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED               0.0                0.0             0.0           0.0          0.0      $   -
-----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                   0.0                0.0            (1.3)          0.0          0.0      $ (551.3)
-----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                        0.0                0.0             1.3           0.0          0.0      $   (1.9)
-----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                  $ 9.3              $ 5.4           $ 3.5         $ 1.0        $ 1.0      $4,222.4
-----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------
                                           Outstanding Checks, Chase 312-7934031-66                                          290.7
                                           ----------------------------------------------------------------------------------------
                                           Outstanding Checks, FUNB 2079900003505                                              2.4
                                           ----------------------------------------------------------------------------------------
                                           Month End Balance Per Books                                                    $4,515.5
                                           ----------------------------------------------------------------------------------------

NOTES:

FUNB - First Union National Bank


                                             Exhibit 7

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          Distributions to Insiders
                                 April, 1999

                                    DIRECTOR'S                          OTHER                         TOTAL
                       SALARY (a)      FEES       BONUS   SEVERANCE   EXPENSE (b)    AUTO    401(K)  PAYMENTS
                       ----------      ----       -----   ---------   -----------    ----    ------  --------
DIRECTORS:

Aburdene, Elias        $      -        $ -         $ -        $ -      $     -       $ -    $   -    $      -
Bolduc, J.P.                  -          -           -          -            -         -        -           -
Moore, James                  -          -           -          -            -         -        -           -
Rudy, Ray                     -          -           -          -            -         -        -           -

OFFICERS:
Breen, Donald            28,846          -           -          -        2,629         -      288      31,763
Bilmes, Barry            14,423          -           -          -          974         -      216      15,613
Pennington, Linda        12,115          -           -          -          163         -        -      12,278
Davis, Eric              10,384          -           -          -          982         -      131      11,497

Schoonover, Randy             -          -           -          -            -         -        -           -
                       --------------------------------------------------------------------------------------

                       $ 65,768        $ -         $ -        $ -      $ 4,748       $ -    $ 635    $ 71,151
                       --------------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------------

NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b) Meals, travel expenses, etc.


                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          Payments to Professionals (a)
                                   April, 1999

                            NAME                                         TOTAL
                            ----                                         -----
Weil, Gotshal & Manges, LLP                                            $       -

Bernard A. Katz                                                                -

White & Case, LLP                                                         71,400

PricewaterhouseCoopers, LLP                                               94,873

Brownstein, Hyatt, Farber & Strickland, P.C.                                   -

Richard, Layton & Finger, P.A.                                                 -

The Bayard Firm                                                                -

Edwards, Ballard, Sturm, Clark & Keim, P.A.                                    -
                                                                       ---------

                                                                       $ 166,273
                                                                       ---------
                                                                       ---------

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.


                                   Exhibit 9

               BROTHER GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                INSURANCE POLICIES
                               AS OF APRIL 30, 1999

     TYPE OF POLICY                   TERM                  CARRIER                    ANNUAL PREMIUM        FREQUENCY
     --------------                   ----                  -------                    --------------        ---------
Package                           7/1/98-6/30/99      Royal & Sun Alliance                   $158,445         Monthly

TX Auto                           7/1/98-6/30/99      Royal & Sun Alliance                    $19,166         Monthly

Foreign Liability                 7/1/98-6/30/99      Royal & Sun Alliance                     $2,500         Monthly

Workers' Compensation             7/1/98-6/30/99      Royal & Sun Alliance                   $199,875         Monthly

CA Worker's Compensation          7/1/98-6/30/99      Royal & Sun Alliance                    $24,673         Monthly

Umbrella - $10 million            7/1/98-6/30/99      Royal & Sun Alliance                    $20,042         Monthly

Umbrella - $15 million            7/1/98-6/30/99      Royal & Sun Alliance                    $15,500         Annually

Directors and Officers            4/26/99-8/31/99     National Union                          $40,000         Periodic





                                   Exhibit 10

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     FOR THE MONTH ENDED FEBRUARY 19, 1999

ACCOUNT # 2
CHASE
DEPOSITORY

Beginning Balance                        $   179,163
Lockbox Receipts                           4,109,518
First Union Transfer                               -
Goldman Withdrawals                       (3,820,031)
                                         -----------
Ending Balance                           $   468,651
                                         -----------
                                         -----------

NOTES:
------

 Pursuant to the terms of the DIP financing agreement, this depository account is in the name of Goldman Sachs Credit Partners, L.P. Consequently, Brothers Gourmet Coffees, Inc. does not receive formal bank statements.

 The Debtor receives daily lock box deposit amounts from Chase and daily withdrawal amounts from Goldman Sachs Credit Partners, L.P.

Information Request

PAYMENTS MADE IN NOVEMBER AND DECEMBER

              DIRECTORS:

              Aburdene, Elias
              Bolduc, J.P.
              Moore, James
              Rudy, Ray

              OFFICERS:
              Breen, Donald
              Bilmes, Barry
              Pennington, Linda
              Davis, Eric

              Brownstein, Hyatt, Farber
                & Strickland P.C.

              Schoonover, Randy